UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 8, 2024
Date of Report (Date of earliest event reported)

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 West Washington Street, Suite 600
Tempe, Arizona 85288
(Address of principal executive offices, including zip code)

(602) 414-9300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FSLR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

First Solar, Inc. (“First Solar” or the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”) on May 8, 2024. At the Annual Meeting, as described in greater detail in Item 5.07 below, upon the recommendation of the board of directors of the Company, the stockholders of the Company approved the amendment and restatement of the Company’s amended and restated bylaws (as amended and restated, the “A&R Bylaws”) to enable stockholders who own 25% or more of the Company’s outstanding common stock and who comply with the other applicable requirements as set forth in the A&R Bylaws, including a one-year holding period, to call a special meeting of stockholders. The A&R Bylaws became effective on May 8, 2024.

The foregoing description is a summary and is qualified in its entirety by reference to the full text of the A&R Bylaws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.    Submission of Matters to a Vote of Security Holders

A description of each matter voted upon at the Annual Meeting is described in detail in First Solar’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2024. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

Proposal No. 1: Stockholders elected each of the following ten nominees as members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

Nominees	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Michael J. Ahearn	73,747,444	4,269,787	2,218,210	10,597,533
Anita Marangoly George	79,261,867	761,237	212,337	10,597,533
Molly E. Joseph	76,791,305	3,317,240	126,896	10,597,533
Lisa A. Kro	79,373,576	736,103	125,762	10,597,533
William J. Post	70,433,192	9,665,042	137,207	10,597,533
Venkata “Murthy” Renduchintala	79,844,572	257,598	133,271	10,597,533
Paul H. Stebbins	68,398,649	11,607,430	229,362	10,597,533
Michael Sweeney	68,946,576	11,148,822	140,043	10,597,533
Mark R. Widmar	78,738,602	1,358,232	138,607	10,597,533
Norman L. Wright	74,378,561	5,652,494	204,386	10,597,533

Proposal No. 2: Stockholders ratified the appointment of PricewaterhouseCoopers LLP as First Solar, Inc.’s independent registered public accounting firm for the year ending December 31, 2024.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
80,589,547	10,061,586	181,841	—

Proposal No. 3: Stockholders approved an advisory resolution on the compensation of our named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
73,995,632	4,426,151	1,813,658	10,597,533

Proposal No. 4: Stockholders approved an amendment and restatement of our bylaws to permit stockholders to call special meetings.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
74,442,236	2,488,183	3,305,022	10,597,533

Proposal No. 5: Stockholders did not approve a stockholder proposal to adopt a shareholder right to call a special shareholder meeting.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
38,023,796	42,078,587	133,058	10,597,533

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of First Solar, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: May 9, 2024	By:	/s/ JASON DYMBORT
	Name:	Jason Dymbort
	Title:	General Counsel & Secretary

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